THE WEISS FUND
                                                                February 7, 2001
A LETTER FROM THE PRESIDENT

Dear Shareholder,

     It is with pleasure that we provide you with the Annual Report to Shareholders for the fiscal year ended December 31, 2000 for The Weiss Fund, consisting of Weiss Treasury Only Money Market Fund and Weiss Millennium Opportunity Fund.

     The year 2000 ended on a pessimistic note, as investors' fears of an economic downturn grew. This change in investor attitude seems to be the result of a fall in stock prices that began in September, 2000. The drop was severe enough to leave the year 2000 with the distinction of being the "Year the Tech Bubble Burst."

     The apparent leverage and speculation built into the financial markets of the 1990's has caused some to argue that the bursting of the tech bubble is the first sign of a prolonged bear market in stocks. We believe that it may be some time before we see the full consequences of this market downturn on the U.S.' financial future.

     Weiss Millennium Opportunity Fund's investment policies are designed to respond to both rising and falling markets. For the year ended December 31, 2000, the Fund's Class A shares posted a loss of 14.6% (after fee waivers and expense reimbursements). However, for the same period, the NASDAQ Composite Index, the Fund's benchmark index, was down 39.3%. We believe that the flexibility afforded by the Fund's investment strategy helped the Fund overcome poor first quarter performance, limit its losses, and come out ahead of its benchmark.

     For Weiss Treasury Only Money Market Fund, we believe investors' flight to quality continued to fuel growth of the Fund's assets, which increased by $11,123,323 during 2000. We witnessed rates for the 6-month T-bill move higher for most of the year, until concerns over a possible recession and political turmoil over the presidential election sparked a rally for U.S. Treasuries. Our research suggests that investors shifted from the stock market into Treasuries and caused the average T-Bill rate to fall sharply and end the year where it had begun. We believe that the higher T-bill rates for most of 2000, however, kept the return for the Fund (after fee waivers) at 5.65% for the year ended December 31, 2000, with an ending seven day yield of 5.73%. As the odds of a major economic downturn increase, we believe that there is the potential for a decrease in interest rates; a scenario which makes it unlikely that the Fund's yield will remain at its current level. As always, we will use our best efforts in pursuit of the Fund's objective of seeking maximum current income consistent with preservation of capital.

     If you have questions concerning your account in either Weiss Treasury Only Money Market Fund or Weiss Millennium Opportunity Fund, please do not hesitate to call a fund representative at 800-430-9617.

Sincerely,

[/s/ JOHN N. BREAZEALE]
John N. Breazeale
President

                    2000 Annual Portfolio Management Review

It seems that concerns over higher interest rates and inflation have abated. The Fed appears, after six consecutive rate hikes during 2000, to have accomplished their mission of slowing economic growth. At year end, those concerns have been replaced by fears of a possible "hard landing" as economic reports have pointed towards a potentially broad deterioration of the U.S. economy. In response, the Fed acted in the very first week of 2001, cutting interest rates. Unfortunately, the Fed's latest action may have little immediate effect on the economy if it is in the early stages of a lengthy economic contraction. Even aggressive rate cuts may not be sufficient to prevent a hard landing.

The stock market may be indicating that the long bull run of the U.S. economy is coming to an end. In addition, there appears to be a growing uneasiness about a possible credit crunch. Corporate bonds in the U.S. are defaulting at a higher rate than that of non-U.S. bonds in recent periods. The risks of a financial downturn have risen dramatically, given the amount of leverage and speculation that fed the economic and stock market boom of recent years. A slowdown in borrowing and spending could lead to a downward trend in the U.S. economy.

The volatility in the first three quarters of 2000 continued unabated in the final months of 2000 for the financial markets. Our research shows that the S&P 500 had its worst year ever for a major U.S. equity index. Weiss Millennium Opportunity Fund sought to take advantage of the market's weakness by shorting, throughout the year, a number of technology companies that we believed were overvalued. Core short positions in Ebay (EBAY), Hi/Fn (HIFN), and Corvis
(CORV), among others, performed positively as their stock prices tumbled.

On the long side of the market, we believe that core positions in healthcare and consumer growth companies such as Johnson & Johnson (JNJ), Pfizer (PFE), and Amgen (AMGN) have also done well in this environment. Nevertheless, clear trends were virtually nonexistent, and the lack of direction caught us on the wrong side of the financial markets on a number of trades. We believe that the volatility of the markets and the lack of clear trends prevented the Fund from appreciating.

Weiss Millennium Opportunity Fund's Class A shares ended the year down 14.6% (after fee waivers and expense reimbursements) with a closing net asset value of $8.67. In comparison, the benchmark NASDAQ Composite Index finished the year down 39.3%. As we focus in on the new year, we are confident that our strategy of identifying short-term, intermediate-term, and long-term trends is the right approach. We will remain flexible in our investment approach, and will continue to adjust our models to fit the rapidly changing marketplace.

With respect to Weiss Treasury Only Money Market Fund, inflationary worries helped push T-bill rates higher for most of the year until the final quarter, when signs of growing economic weakness and turmoil over the presidential election induced investors to direct money to Treasuries, causing prices to rise and yields to fall. We believe that we were able to take advantage of the rising interest rate environment for most of the year, investing in Treasuries with higher yields as rates continued to climb. For the twelve months ended

December 31, 2000, the Fund's 7-day yield (after fee waivers) was 5.73%. The recent stock market sell-off, however, could send rates lower. We will continue to monitor rates and adjust the Fund's average maturity as we feel is necessary.

Sincerely,

[/s/ JOHN N. BREAZEALE]
John N. Breazeale
Portfolio Manager
February 7, 2001

THE WEISS FUND
PERFORMANCE SUMMARY
RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT
WEISS MILLENNIUM OPPORTUNITY FUND (CLASS A SHARES) V. BENCHMARK INDEX SEPTEMBER 21, 1999* TO DECEMBER 31, 2000
[CHART]

                                                                WEISS MILLENNIUM OPPORTUNITY
                                                                       FUND - CLASS A                 NASDAQ COMPOSITE INDEX
                                                                ----------------------------          ----------------------
09/21/1999                                                                 9925.00                           10000.00
12/31/1999                                                                10127.50                           14424.50
06/30/2000                                                                 9302.60                           14058.70
12/31/2000                                                                 8649.18                            8757.29


--------------------------------------------------------------------------------------------------
        Average Annual Total Return                     1 Year           Since September 21, 1999*
--------------------------------------------------------------------------------------------------
Weiss Millennium Opportunity Fund - Class A             (15.2%)                  (10.7%)
--------------------------------------------------------------------------------------------------
Weiss Millennium Opportunity Fund - Class S             (11.4%)                   (7.7%)
--------------------------------------------------------------------------------------------------
NASDAQ Composite Index**                                (39.3%)                   (9.9%)
--------------------------------------------------------------------------------------------------

      * Commencement of Operations
     ** Source: Bloomberg L.P.

ABOUT THIS PERFORMANCE SUMMARY

The information above compares the historical performance of Weiss Millennium Opportunity Fund to a broad-based securities market index. It is intended to give you an idea of how the Fund performed relative to this index over the periods indicated. It is important to understand differences between the Fund and an index. An index measures performance of a hypothetical portfolio. The NASDAQ Composite Index, which is a market-value weighted measure of all domestic and non-U.S. based common stocks (over 5,000 companies) listed on The Nasdaq Stock Market, is not managed and incurs no sales charges, fees or expenses. It is not possible to invest directly in an index. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

Total return for the Fund's Class A shares accounts for the deduction of the maximum applicable sales charge of 1.50% (up to a maximum of $75 per account) and for both classes includes management fees and other fund expenses. The performance of the Fund's Class S shares will differ from that of Class A shares due to differing fees and expenses. All performance results reflect applicable expense waivers and reimbursements, without which the results would have been less favorable. Waivers and reimbursements are voluntary and may be rescinded at any time. See the Fund's prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THE WEISS FUND
WEISS TREASURY ONLY MONEY MARKET FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2000

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                       PAR (000)       VALUE
---------------------------------------                       ---------    ------------
U.S. TREASURY OBLIGATIONS -- 91.3%
  U.S. Treasury Notes -- 23.0%
     5.250%, due 01/31/01...................................   $10,000     $  9,989,282
     5.625%, due 02/28/01...................................    10,000        9,987,771
     6.375%, due 03/31/01...................................    10,000       10,002,288
                                                                           ------------
                                                                             29,979,341
                                                                           ------------
  U.S. Treasury Bills -- 68.3%
     5.965%, due 01/04/01...................................    10,000        9,995,029
     6.015%, due 01/04/01...................................    10,000        9,994,988
     6.025%, due 01/18/01...................................    10,000        9,971,548
     5.915%, due 03/08/01...................................    10,000        9,891,558
     5.970%, due 04/05/01...................................    10,000        9,844,117
     6.040%, due 04/05/01...................................    10,000        9,842,289
     6.080%, due 04/26/01...................................    10,000        9,805,778
     5.560%, due 06/07/01...................................    10,000        9,748,364
     5.770%, due 06/07/01...................................    10,000        9,757,522
                                                                           ------------
                                                                             88,851,193
                                                                           ------------
  Total U.S. Treasury Obligations (Cost $118,830,534)                       118,830,534
                                                                           ------------
REPURCHASE AGREEMENT -- 8.3%
  PNC Capital Markets Repurchase Agreement 6.13%,
     due 01/02/01 (dated 12/29/00; proceeds $10,757,322,
     collateralized by $9,710,000 U.S. Treasury Notes, 6.50%
     due 02/15/10, valued at $10,863,063) (Cost
     $10,750,000)...........................................    10,750       10,750,000
                                                                           ------------
                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENT -- 0.0%
  Provident Institutional Funds -- T-Fund (Cost $7,913).....     7,913            7,913
                                                                           ------------
TOTAL INVESTMENTS -- 99.6% (COST $129,588,447*)                             129,588,447
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%                                   464,417
                                                                           ------------
NET ASSETS -- 100.0% (Equivalent to $1.00 per share based on
  130,053,512 shares of capital stock outstanding)                         $130,052,864
                                                                           ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($130,052,864 / 130,053,512 shares outstanding)                          $       1.00
                                                                           ============

------------
* Aggregate cost for federal income tax purposes is substantially the same. See accompanying notes to financial statements.

THE WEISS FUND
WEISS MILLENNIUM OPPORTUNITY FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2000

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                        SHARES         VALUE
---------------------------------------                       ---------    ------------
COMMON STOCK -- 45.2%
  Banks -- 6.2%
     Mellon Financial Corp. ................................     3,400     $    167,238
     Regional Bank Holders Trust............................     5,200          624,000
                                                                           ------------
                                                                                791,238
                                                                           ------------
  Communications -- 5.8%
     Corning, Inc. .........................................     2,200          116,188
     Lucent Technologies, Inc. .............................     7,800          105,300
     Motorola, Inc. ........................................     6,400          129,600
     Nokia Corp. ...........................................     3,200          139,200
     Nortel Networks Corp. Holding Co. .....................     3,500          112,219
     *Performance Technologies, Inc. .......................    10,000          136,250
                                                                           ------------
                                                                                738,757
                                                                           ------------
  Computers -- 2.6%
     Hewlett Packard Co. ...................................     3,800          119,937
     Intel Corp. ...........................................     3,200           96,800
     International Business Machines Corp. .................     1,400          119,000
                                                                           ------------
                                                                                335,737
                                                                           ------------
  Computers -- Internet Services & Software -- 8.4%
     *America Online, Inc. .................................     3,200          111,360
     *Cisco Systems, Inc. ..................................     2,700          103,275
     *EMC Corp. ............................................     1,700          113,050
     *Juniper Networks, Inc. ...............................     1,200          151,275
     *Microsoft Corp. ......................................     2,900          126,150
     *Oracle Systems Corp. .................................     5,600          162,750
     *Siebel Systems, Inc. .................................     1,700          115,175
     *Sun Microsystems, Inc. ...............................     3,200           89,200
     *Yahoo!, Inc. .........................................     3,400          102,584
                                                                           ------------
                                                                              1,074,819
                                                                           ------------
  Drugs and Healthcare -- 2.5%
     Johnson & Johnson......................................     1,800          189,112
     Pfizer, Inc. ..........................................     3,000          138,000
                                                                           ------------
                                                                                327,112
                                                                           ------------
  Electronic Components -- Semiconductors -- 11.1%
     *Advanced Micro Devices, Inc. .........................    14,500          200,281
     *Applied Materials, Inc. ..............................     3,200          122,200
     *Irvine Sensors Corp. .................................    40,000           48,750

THE WEISS FUND
WEISS MILLENNIUM OPPORTUNITY FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2000 (CONTINUED)

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                        SHARES         VALUE
---------------------------------------                       ---------    ------------
COMMON STOCK (CONTINUED)
     *JDS Uniphase Corp. ...................................     2,300     $     95,881
     *LSI Logic Corp. ......................................    11,500          196,535
     *Micron Technology, Inc. ..............................     5,900          209,450
     *National Semiconductor Corp. .........................    10,400          209,300
     *Rambus, Inc. .........................................     5,500          198,688
     Texas Instruments, Inc. ...............................     3,200          151,600
                                                                           ------------
                                                                              1,432,685
                                                                           ------------
  Energy -- 1.2%
     Duke Energy Corp. .....................................     1,800          153,450
                                                                           ------------
  Energy and Raw Materials -- 1.6%
     Williams Cos., Inc. ...................................     5,000          199,688
                                                                           ------------
  Entertainment -- 1.1%
     Walt Disney Co.........................................     4,700          136,006
                                                                           ------------
  Freight and Shipping -- 1.2%
     *FedEx Corp............................................     4,000          159,840
                                                                           ------------
  Medical & Medical Services -- 1.2%
     *Amgen, Inc............................................     2,500          159,844
                                                                           ------------
  Oil & Drilling -- 1.2%
     Transocean Sedco Forex Inc.............................     3,300          151,800
                                                                           ------------
  Tobacco -- 1.1%
     Philip Morris Cos., Inc................................     3,375          148,500
                                                                           ------------
          Total Common Stock (Cost $6,157,545)                                5,809,476
                                                                           ------------

                                                              PAR (000)
                                                              ---------
U.S. TREASURY OBLIGATIONS -- 47.9%
  U.S. Treasury Notes -- 17.0%
     5.250%, due 05/15/04...................................   $ 1,000        1,003,254
     7.250%, due 05/15/16...................................     1,000        1,177,267
                                                                           ------------
                                                                              2,180,521
                                                                           ------------
  U.S. Treasury Bills -- 30.9%
     5.960%, due 02/15/01...................................     2,000        1,985,963
     5.530%, due 02/15/01...................................     1,000          993,087
     5.685%, due 03/29/01...................................     1,000          986,579
                                                                           ------------
                                                                              3,965,629
                                                                           ------------
          Total U.S. Treasury Obligations (Cost $6,104,911)                   6,146,150
                                                                           ------------

THE WEISS FUND
WEISS MILLENNIUM OPPORTUNITY FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2000 (CONTINUED)

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                       PAR (000)       VALUE
---------------------------------------                       ---------    ------------
REPURCHASE AGREEMENT -- 14.0%
  PNC Capital Markets Repurchase Agreement 5.76%, due
     01/02/01 (dated 12/29/00; proceeds $1,801,152,
     collateralized by $1,630,000 U.S. Treasury Notes, 6.50%
     due 02/15/10, valued at $1,823,563) (Cost
     $1,800,000)............................................   $ 1,800     $  1,800,000
                                                                           ------------


                                                               SHARES
                                                              ---------
SHORT-TERM INVESTMENT -- 0.0%
  Provident Institutional Funds -- T-Fund Portfolio (Cost
     $1,820)................................................     1,820            1,820
                                                                           ------------
                                                              NUMBER OF
NAME/EXPIRATION DATE/STRIKE PRICE                             CONTRACTS
---------------------------------                             ---------
PUT OPTIONS PURCHASED -- 0.3%
  Nasdaq-100 Shares, Jan., $63 (Cost $51,000)...............       200           32,500
                                                                           ------------
TOTAL INVESTMENTS -- 107.4% (COST $14,115,276**)                             13,789,946

LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.4)%
  Receivable from Brokers for Securities Sold Short.........      2,017,223
  Other Assets..............................................        104,685
  Payable for Fund Shares Redeemed..........................        (16,264)
  Payable for Securities Purchased Long.....................     (1,081,607)
  Securities Sold Short, at Value (proceeds $2,027,571).....     (1,918,064)
  Other Liabilities.........................................        (55,163)
                                                                -----------
                                                                   (949,190)
                                                                -----------
NET ASSETS -- 100.0% (APPLICABLE TO 1,467,516 CLASS A SHARES
  AND 13,715 CLASS S SHARES, $.01 PAR VALUE PER SHARE,
  ISSUED AND OUTSTANDING)...................................    $12,840,756
                                                                ===========
NET ASSET VALUE AND REDEMPTION PRICE PER CLASS A SHARE
  ($12,716,848 / 1,467,516).................................    $      8.67
                                                                ===========
MAXIMUM OFFERING PRICE PER CLASS A SHARE ($8.67 / 0.985)....    $      8.80
                                                                ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER CLASS S
  SHARE ($123,908 / 13,715).................................    $      9.03
                                                                ===========

THE WEISS FUND
WEISS MILLENNIUM OPPORTUNITY FUND
STATEMENT OF NET ASSETS, DECEMBER 31, 2000 (CONCLUDED)

------------
 * Non-Income producing security.

** Aggregate cost for federal income tax purposes was $14,114,452. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

   Gross Appreciation........................................  $ 359,742
   Gross Depreciation........................................   (684,248)
                                                               ---------
      Net Depreciation.......................................  $(324,506)
                                                               =========

See accompanying notes to financial statements.

THE WEISS FUND
WEISS MILLENNIUM OPPORTUNITY FUND
SCHEDULE OF SECURITIES SOLD SHORT, DECEMBER 31, 2000

NAME OF ISSUER                                                SHARES      VALUE
--------------                                                ------    ----------
  COMMON STOCKS
     AMR Corp. .............................................  5,000     $  195,938
     Dollar General Corp....................................    525          9,909
     Eastman Chemical Co....................................  3,500        170,625
     Ebay, Inc..............................................  4,000        132,000
     Glaxo Wellcome PLC.....................................  2,822        158,032
     HI/FN, Inc.............................................  2,200         60,500
     ITT Industries, Inc....................................  3,700        143,375
     Kansas City Power & Light Co...........................  5,000        137,188
     Minnesota Mining & Manufacturing Co. ..................  1,220        147,010
     Pricesmart, Inc. ......................................  4,000        131,500
     Sears, Roebuck & Co. ..................................  4,000        139,000
     SpeechWorks International, Inc. .......................  2,600        127,563
     Tecumseh Products Co., Class A.........................  3,000        125,812
     Telefonos de Mexico S.A. ADR...........................  1,400         63,175
     United Parcel Service, Inc. ...........................  3,000        176,437
                                                                        ----------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $2,027,571)...........            $1,918,064
                                                                        ----------

See accompanying notes to financial statements.

THE WEISS FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  WEISS                WEISS
                                                              TREASURY ONLY         MILLENNIUM
                                                            MONEY MARKET FUND    OPPORTUNITY FUND
                                                            -----------------    -----------------
INVESTMENT INCOME:
  Dividends...............................................     $       --           $    37,499
  Interest................................................      6,919,013               655,514
                                                               ----------           -----------
     Total Investment Income..............................      6,919,013               693,013
                                                               ----------           -----------
EXPENSES:
  Investment advisory fees................................        575,127               254,110
  Administration fees.....................................        106,447               105,414
  Transfer agent fees.....................................        125,553               119,895
  Registration and filing fees............................         60,548                60,699
  Legal fees..............................................         68,135                11,583
  Custodian fees..........................................         19,642                28,650
  Printing fees...........................................         27,228                34,584
  Audit fees..............................................         27,510                 3,628
  Prepaid insurance fees..................................          9,065                 1,151
  Amortization of organizational costs....................          7,869                    --
  Offering costs..........................................             --                27,080
  Trustees' fees..........................................         10,946                 1,404
  Miscellaneous fees......................................          1,793                   997
  12b-1 Distribution fees.................................             --                   457
  Margin interest expenses................................             --                 8,811
  Dividend expenses.......................................             --               213,914
                                                               ----------           -----------
                                                                1,039,863               872,377
  Less: expenses waived and reimbursed....................       (464,086)             (186,502)
  Less: fees paid indirectly..............................             --               (39,183)
                                                               ----------           -----------
     Total expenses.......................................        575,777               646,692
                                                               ----------           -----------
     Net investment income................................      6,343,236                46,321
                                                               ----------           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment securities..............             --            (2,041,740)
  Net change in unrealized appreciation of investment
     securities...........................................             --              (708,709)
                                                               ----------           -----------
     Net realized and unrealized loss on investments......             --            (2,750,449)
                                                               ----------           -----------
Net increase (decrease) in net assets resulting from
  operations..............................................     $6,343,236           $(2,704,128)
                                                               ==========           ===========

See accompanying notes to financial statements.

THE WEISS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                         WEISS TREASURY ONLY
                                                                          MONEY MARKET FUND
                                                              -----------------------------------------
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                    2000                   1999
                                                              -----------------    --------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
  Operations:
    Net investment income...................................    $  6,343,236           $  3,892,387
                                                                ------------           ------------
    Net increase in net assets resulting from operations....       6,343,236              3,892,387
  Distributions:
    From net investment income ($.06 and $.04 per share,
      respectively).........................................      (6,343,236)            (3,892,387)
  Capital share transactions:
    Net increase from capital share transactions............      11,123,323             49,880,386
                                                                ------------           ------------
    Total increase in net assets............................      11,123,323             49,880,386
NET ASSETS
  Beginning of year.........................................     118,929,541             69,049,155
                                                                ------------           ------------
  End of year...............................................    $130,052,864           $118,929,541
                                                                ============           ============

                                                                  WEISS MILLENNIUM OPPORTUNITY FUND
                                                              ------------------------------------------
                                                              FOR THE YEAR ENDED    FOR THE PERIOD ENDED
                                                              DECEMBER 31, 2000      DECEMBER 31 1999*
                                                              ------------------    --------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
  Operations:
    Net investment income...................................     $     46,321           $     24,209
    Net realized loss on investment securities..............       (2,041,740)              (189,516)
    Net change in unrealized appreciation on investment
      securities............................................         (708,709)               492,886
                                                                 ------------           ------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (2,704,128)               327,579
  Distributions:
    From net investment income ($.03 and $.01 per share,
      respectively).........................................          (48,245)               (22,278)
  Capital share transactions:
    Net increase (decrease) from capital share
      transactions..........................................       (1,173,486)            16,461,304
                                                                 ------------           ------------
    Total increase (decrease) in net assets.................       (3,925,859)            16,766,605
NET ASSETS
  Beginning of period.......................................       16,766,615                     10
                                                                 ------------           ------------
  End of Period (Including undistributed net investment
    income of $7 and $1,931, respectively)..................     $ 12,840,756           $ 16,766,615
                                                                 ============           ============

------------
* Commencement of operations was September 21, 1999.

See accompanying notes to financial statements.

THE WEISS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           WEISS TREASURY ONLY MONEY MARKET FUND
                                             -----------------------------------------------------------------
                                                         FOR THE YEAR ENDED
                                             ------------------------------------------   FOR THE PERIOD ENDED
                                               2000        1999       1998       1997      DECEMBER 31, 1996*
                                             --------    --------    -------    -------   --------------------
NET ASSET VALUE, BEGINNING OF PERIOD:        $   1.00    $   1.00    $  1.00    $  1.00         $  1.00
                                             --------    --------    -------    -------         -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income....................      0.06        0.04       0.05       0.05            0.02
  Net realized and unrealized gain on
    investments............................        --          --         --         --              --
                                             --------    --------    -------    -------         -------
    Net investment income..................      0.06        0.04       0.05       0.05            0.02
                                             --------    --------    -------    -------         -------
LESS DISTRIBUTIONS:
  From net investment income...............     (0.06)      (0.04)     (0.05)     (0.05)          (0.02)
                                             --------    --------    -------    -------         -------
NET ASSET VALUE, END OF PERIOD:              $   1.00    $   1.00    $  1.00    $  1.00         $  1.00
                                             ========    ========    =======    =======         =======
TOTAL RETURN...............................      5.65%       4.35%      4.67%      4.71%           4.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............  $130,053    $118,930    $69,049    $33,361         $11,127
Ratio of expenses to average net
  assets(1)................................      0.50%       0.50%      0.53%      0.50%           0.50%(3)
Ratio of net investment income to average
  net assets(2)............................      5.51%       4.24%      4.55%      4.60%           4.54%(3)
Portfolio turnover.........................        NA          NA         NA         NA              NA

------------
(1) Annualized expense ratios before waivers and reimbursement of expenses for the years ended December 31, 2000, 1999, 1998 and 1997 and the period ended December 31, 1996 would have been 0.90%, 0.92%, 1.14%, 1.69%, and 7.69%, respectively.

(2) Annualized net investment income ratios before waivers and reimbursement of expenses for the years ended December 31, 2000, 1999, 1998 and 1997 and the period ended December 31, 1996 would have been 5.11%, 3.82%, 3.94%, 3.41%, and (2.65)%, respectively.

(3) Annualized.

* Commencement of operations was June 28, 1996.

See accompanying notes to financial statements.

THE WEISS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            WEISS MILLENNIUM OPPORTUNITY FUND
                                              -------------------------------------------------------------
                                              FOR THE YEAR ENDED DECEMBER 31, 2000
                                              ------------------------------------    FOR THE PERIOD ENDED
                                              CLASS A SHARES       CLASS S SHARES     DECEMBER 31, 1999(4)*
                                              ---------------      ---------------    ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD:             $ 10.19              $10.19                $ 10.00
                                                  -------              ------                -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................         0.03                0.00                   0.01
  Net realized and unrealized gain (loss) on
     investments............................        (1.52)              (1.16)                  0.19
                                                  -------              ------                -------
     Net investment income (loss)...........        (1.49)              (1.16)                  0.20
                                                  -------              ------                -------
LESS DISTRIBUTIONS:
  From net investment income................        (0.03)               0.00                  (0.01)
                                                  -------              ------                -------
NET ASSET VALUE, END OF PERIOD:                   $  8.67              $ 9.03                $ 10.19
                                                  =======              ======                =======
TOTAL RETURN................................       (14.60)%            (11.38)%                 2.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............      $12,717              $  124                $16,767
Ratio of expenses to average net
  assets(1).................................         3.82%               4.07%                  2.55%(3)
Ratio of net investment income (loss) to
  average net assets(2).....................         0.28%               0.03%                  1.24%(3)
Portfolio turnover..........................        989.7%              989.7%                  82.0%

------------
(1) Annualized expense ratios before waivers and reimbursement of expenses for the year ended December 31, 2000 and the period ended December 31, 1999 would have been 5.15% (Class A), 5.40% (Class S), and 6.27%, respectively, which included the margin and dividend expenses. Without the margin and dividend expenses, the ratios would have been 3.83% (Class A), 4.08% (Class
    S), and 6.22%, respectively. Annualized expense ratios after waivers and reimbursement of expenses for the year ended December 31, 2000 and the period ended December 31, 1999, excluding the margin and dividend expenses, would have been 2.50% (Class A), 2.75% (Class S), and 2.50%, respectively.

(2) Annualized net investment income ratio before waivers and reimbursement and exclusive of margin and dividend expenses for the year ended December 31, 2000 and the period December 31, 1999 would have been 0.26% (Class A), 0.01% (Class S), and (2.43)%, respectively.

(3) Annualized.

(4) For the period ended December 31, 1999, Class S shares of Weiss Millennium Opportunity Fund had nominal activities thus the financial highlights for that class are combined with those of Class A shares.

* Commencement of operations was September 21, 1999.

See accompanying notes to financial statements.

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.  FUND ORGANIZATION

The Weiss Fund (formerly known as Weiss Treasury Fund) (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1995. The Trust is a series fund that is authorized to issue shares of beneficial interest in the following funds: Weiss Treasury Only Money Market Fund and Weiss Millennium Opportunity Fund (individually, a "Fund", and collectively, the "Funds"). The Funds commenced operations on the following dates:

                     Weiss Treasury Only Money Market Fund
                                 June 28, 1996
                       Weiss Millennium Opportunity Fund
                               September 21, 1999

The Board of Trustees of the Trust oversees the business affairs of the Trust and is responsible for significant decisions relating to the Funds' investment objectives and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: For the Weiss Millennium Opportunity Fund, investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price on the securities exchange in which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, the securities are valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange. An exchange traded option or futures contract and other financial instruments are valued at the last reported sale price prior to 4:00 p.m. (Eastern Time) as quoted on the principal exchange or board of trade on which such option or contract is traded. Lacking any sales, the option or futures contract is valued at the Calculated Mean. Debt securities, other than short-term securities, are valued at bid prices supplied by the Funds' pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities having maturities of less than sixty days are valued at amortized cost. All Weiss Treasury Only Money Market Securities are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any applicable discount or premium.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Each Fund's expenses are also accrued daily. Net invest-

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

ment income for each Fund consists of all interest income accrued and dividend income recognized on the Funds' assets, less accrued expenses.

Dividends and Distributions to Shareholders: Dividends from Weiss Treasury Only Money Market Fund's net investment income are declared daily and paid monthly. Weiss Treasury Only Money Market Fund intends to pay accrued dividends on the last business day of each month. Dividends from Weiss Millennium Opportunity Fund's net investment income are declared and paid annually. Each Fund may make an additional distribution of income and gains if necessary to satisfy a calendar year excise tax distribution requirement. Distributions are recorded by the Funds on the ex-dividend date.

Federal Income Taxes: Each Fund is classified as a separate taxable entity for Federal income tax purposes. Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

Repurchase Agreements: The Funds may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 100.5% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral.

Organizational Costs: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses of Weiss Treasury Only Money Market Fund are being amortized using the straight-line method over a period not to exceed five years from the date of commencement of operations.

Offering Costs: Offering costs of Weiss Millennium Opportunity Fund have been capitalized and amortized on a straight line basis over a twelve month period ending September 21, 2000.

Fees Paid Indirectly: The Manager has directed certain portfolio trades of Weiss Millennium Opportunity Fund to a broker who paid a portion of the Fund's expenses. For the year ended December 31, 2000, the Fund's expenses were reduced by $39,183 under this arrangement. The Fund's administration fees were reduced by $16,667, custodian fees by $3,429 and transfer agent fees by $19,087.

3. INVESTMENT MANAGER, DISTRIBUTOR, ADMINISTRATOR, AND OTHER RELATED PARTY TRANSACTIONS

Weiss Money Management, Inc. serves as the Investment Manager to the Funds. Under investment advisory agreements with the Funds, the Manager provides continuous advice and recommendations concerning the Funds' investments. To compensate the Manager for its services, Weiss Treasury Only Money Market Fund and Weiss Millennium Opportunity Fund have agreed to pay monthly a fee at the annual rates of 0.50% and 1.50%, respectively, of their respective average daily net assets. The Manager may from time to time waive all or a portion of its fees payable by a Fund. Certain officers of the

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Manager serve as President, Secretary and Trustee to the Trust.

Weiss Funds, Inc. (the "Distributor"), a registered broker-dealer and wholly-owned subsidiary of the Manager, serves as the Trust's Distributor. Under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, Weiss Millennium Opportunity Fund reimburses the Distributor for distribution and/or service fee payments made to brokers and other financial institutions at an annual rate of 0.25% of the average net assets attributable to the Fund's Class S shares. The Distributor may use such fee for purposes of, among other things, advertising and marketing Class S shares of Weiss Millennium Opportunity Fund. For the year ended December 31, 2000, such fees of $457 are reflected as 12b-1 distribution fees on the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Treasurer to the Trust. PFPC has agreed to waive fees during the year ended December 31, 2000 for Weiss Millennium Opportunity Fund in the amount of $23,332 for administrative and accounting services and $16,801 for transfer agent services.

PFPC Trust Company serves as the Custodian for the Fund's portfolio securities and cash. PFPC Trust Company has agreed to waive fees during the year ended December 31, 2000 for Weiss Millennium Opportunity Fund in the amount of $3,501.

For the year ended December 31, 2000, the Manager contractually agreed to limit Weiss Treasury Only Money Market Fund's expense ratio at 0.60% (exclusive of extraordinary and certain other expenses). For the same period, the Manager has voluntarily agreed to limit the Funds' expense ratios, exclusive of Rule 12b-1 fees and other extraordinary expenses, at 0.50% for Weiss Treasury Only Money Market Fund, and 2.50% for Weiss Millennium Opportunity Fund. In order to maintain these ratios, the Manager has waived a portion of its fees, which amounted to $464,086 for Weiss Treasury Only Money Market Fund and $142,868 for Weiss Millennium Opportunity Fund.

Dechert serves as legal counsel to the Trust. A partner of that firm serves as Assistant Secretary to the Trust.

Each non-interested Trustee receives an annual fee of $1,500, $500 for each Board meeting attended, $250 for each Audit Committee or other meeting attended, plus reimbursement of out-of-pocket expenses for serving in that capacity. No person who is an officer, trustee, or employee of the Manager, Distributor, Administrator, or of any parent or subsidiary thereof, who serves as officer, trustee, or employee of the Trust receives any compensation from the Trust.

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

4.  NET ASSETS

At December 31, 2000, the Funds' net assets consisted of:

                       WEISS TREASURY ONLY   WEISS MILLENNIUM
                        MONEY MARKET FUND    OPPORTUNITY FUND
                       -------------------   ----------------
Paid in capital            $130,053,512        $15,287,828
Undistributed net
  investment income                  --                  7
Accumulated net
  realized loss on
  investments                      (648)        (2,231,256)
Unrealized
  depreciation on
  investments                        --           (215,823)
                           ------------        -----------
                           $130,052,864        $12,840,756
                           ============        ===========

5.  INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities, options, and securities sold short, excluding short-term securities, for the year ended December 31, 2000.

                       WEISS MILLENNIUM OPPORTUNITY FUND

                               PURCHASES        SALES
                              ------------   ------------
Long transactions...........  $ 70,382,599   $ 65,222,828
Short sale transactions.....    37,675,332     38,616,550
Option transactions.........       188,438        158,491
                              ------------   ------------
TOTAL.......................  $108,246,369   $103,997,869
                              ============   ============

6.  OPTION TRANSACTIONS

Weiss Millennium Opportunity Fund may write covered call and put options and may purchase call and put options on individual securities and indices written by others. Put and call options give the holder the right to sell and purchase, respectively, and obligates the writer to purchase and sell, respectively, a security at the exercise price at any time before the expiration date.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid. In contrast with options on securities, options on a stock index do not involve delivery of the actual underlying securities and are settled in cash only.

7.  SHORT SALE TRANSACTIONS

Short sales are transactions in which Weiss Millennium Opportunity Fund sells a security it does not own in anticipation of a decline in market value of the security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash and/or U.S. Government securities with brokers and other financial institutions exceeds the minimum requirements.

8.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest each having $0.01 par value.

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Transactions in capital shares for the year ended December 31, 2000 and the period ended December 31, 1999, respectively, are summarized below.

                                                  WEISS TREASURY ONLY MONEY MARKET FUND
                                      --------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31, 2000     YEAR ENDED DECEMBER 31, 1999
                                      -----------------------------    -----------------------------
                                         SHARES           VALUE           SHARES           VALUE
                                      ------------    -------------    ------------    -------------
Shares sold                            90,971,819     $ 90,971,819      97,735,946     $ 97,735,946
Shares reinvested                       6,020,917        6,020,917       3,679,344        3,679,344
Shares repurchased                    (85,869,413)     (85,869,413)    (51,534,904)     (51,534,904)
                                      -----------     ------------     -----------     ------------
Net increase                           11,123,323     $ 11,123,323      49,880,386     $ 49,880,386
                                      -----------     ------------     -----------     ------------

                                                  WEISS MILLENNIUM OPPORTUNITY FUND
                                                     YEAR ENDED DECEMBER 31, 2000
                                      ----------------------------------------------------------
                                                CLASS A                        CLASS S
                                      ---------------------------    ---------------------------
                                        SHARES          VALUE          SHARES          VALUE
                                      -----------    ------------    -----------    ------------
Shares sold                               723,048    $  7,114,272         24,479    $    250,020
Shares reinvested                           5,161          44,920             --              --
Shares repurchased                       (906,483)     (8,483,051)       (10,767)        (99,647)
                                      -----------    ------------    -----------    ------------
Net increase (decrease)                  (178,274)   $ (1,323,859)        13,712    $    150,373
                                      -----------    ------------    -----------    ------------

                                                  WEISS MILLENNIUM OPPORTUNITY FUND
                                                    PERIOD ENDED DECEMBER 31, 1999
                                      ----------------------------------------------------------
                                                CLASS A                        CLASS S
                                      ---------------------------    ---------------------------
                                        SHARES          VALUE          SHARES          VALUE
                                      -----------    ------------    -----------    ------------
Shares sold                             1,671,873    $ 16,725,003              3    $         30
Shares reinvested                           1,935          19,720             --              --
Shares repurchased                        (28,513)       (283,449)            --              --
                                      -----------    ------------    -----------    ------------
Net increase                            1,645,295    $ 16,461,274              3    $         30
                                      -----------    ------------    -----------    ------------

THE WEISS FUND
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

9.  CAPITAL LOSS CARRYOVERS

Capital loss carryovers for the Funds expire as follows:

                       WEISS TREASURY ONLY    WEISS MILLENNIUM
                        MONEY MARKET FUND     OPPORTUNITY FUND
                       -------------------    ----------------
2006                          $648
2007                                             $  102,576
2008                                             $1,856,992

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of
Trustees of The Weiss Fund
Palm Beach Gardens, Florida

     We have audited the accompanying statements of net assets of Weiss Treasury Only Money Market Fund and Weiss Millennium Opportunity Fund (the "Funds"), each a series of The Weiss Fund, as of December 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weiss Treasury Only Money Market Fund and Weiss Millennium Opportunity Fund, as of December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker
Philadelphia, Pennsylvania
January 12, 2001

Board of Trustees
     John N. Breazeale, Chairman
     Esther S. Gordon
     Robert Z. Lehrer
     Martin D. Weiss
     Donald Wilk


Officers
     John N. Breazeale, President
     J. Barry Clause, Treasurer                   THE
     Clara Maxcy, Secretary                          WEISS
                                                     FUND

Investment Manager
     Weiss Money Management, Inc.
     4176 Burns Road
     Palm Beach Gardens, FL 33410

                                                  [LOGO]  WEISS MILLENNIUM
Administrator                                             OPPORTUNITY FUND
     PFPC Inc.                                            CLASS A SHARES
     103 Bellevue Pkwy.                                   CLASS S SHARES
     Wilmington, DE 19809


Distributor
     Weiss Funds, Inc.
     4176 Burns Road                              [LOGO]  WEISS TREASURY
     Palm Beach Gardens, FL 33410                         ONLY MONEY
                                                          MARKET FUND

Transfer Agent
     PFPC Inc.
     400 Bellevue Pkwy.
     Wilmington, DE 19809



This report and the financial statements
contained herein are submitted for the
general information of shareholders. This
report is not authorized for distribution                       ANNUAL REPORT
to prospective investors unless preceded                      TO SHAREHOLDERS
or accompanied by an effective prospectus.                  DECEMBER 31, 2000